UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 15, 2015

(Date of earliest event reported)

Turtle Beach Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Summit Lake Drive, Suite 100

Valhalla, New York 10595

(Address of principal executive offices)

914-345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 – Shareholder Director Nominations.

On April 15, 2015, the Board of Directors (the “Board”) of Turtle Beach Corporation (the “Company”) set June 15, 2015 as the date for the Company’s 2015 Annual Meeting of Stockholders. Because the Company did not hold an Annual Meeting of Stockholders in 2014, the Company is providing the due date for the submission of any qualified stockholder proposal or qualified stockholder nominations under the rules of the Securities and Exchange Commission (the “SEC”) in this Form 8-K. Any stockholder proposal or nomination, including any notice on Schedule 14N, intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, must be received by the Company at its principal executive offices no later than the close of business on April 24, 2015. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2015 Annual Meeting of Stockholders must comply with the requirements, including the deadline, set forth above and in the Company’s bylaws, as well as all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2015	TURTLE BEACH CORPORATION

	By:	/s/ John T. Hanson
John T. Hanson Chief Financial Officer